Capital Structure (United Dominion Realty L.P)	12 Months Ended
Dec. 31, 2011
United Dominion Realty L.P
CAPITAL STRUCTURE
9.	CAPITAL STRUCTURE

General Partnership Units

The General Partner has complete discretion to manage and control the operations and business of the Operating Partnership, which includes but is not limited to the acquisition and disposition of real property, construction of buildings and making capital improvements, and the borrowing of funds from outside lenders or UDR and its subsidiaries to finance such activities. The General Partner can generally authorize, issue, sell, redeem or purchase any OP Unit or securities of the Operating Partnership without the approval of the limited partners. The General Partner can also approve, with regard to the issuances of OP units, the class or one or more series of classes, with designations, preferences, participating, optional or other special rights, powers and duties including rights, powers and duties senior to limited partnership interests without approval of any limited partners except holder of Class A Partnership Units. There were 110,883 OP units of general partnership interest at December 31, 2011 and 2010, all of which were held by UDR.

Limited Partnership Units

At December 31, 2011 and 2010, there were 184,170,370 and 179,798,525 OP units outstanding of limited partnership interest, respectively, of which 1,751,671 were Class A Limited Partnership OP units. UDR owned 174,749,068 or 94.9% and 174,736,557 or 97.2% at December 31, 2011 and 2010, respectively. The remaining 9,421,302 or 5.1% and 5,061,968 or 2.8% OP units outstanding of limited partnership interest were held by non- affiliated partners at December 31, 2011 and 2010, respectively, of which 1,751,671 were Class A Limited Partnership units.

The limited partners have the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the limited partner at a redemption price equal to and in the form of the Cash Amount (as defined in the Operating Partnership Agreement), provided that such OP Units have been outstanding for at least one year. UDR, as general partner of the Operating Partnership may, in its sole discretion, purchase the OP Units by paying to the limited partner either the Cash Amount or the REIT Share Amount (generally one share of common stock of UDR for each OP Unit), as defined in the Operating Partnership Agreement.

The non-affiliated limited partners’ capital is adjusted to redemption value at the end of each reporting period with the corresponding offset against UDR’s limited partner capital account based on the redemption rights noted above. The aggregate value upon redemption of the then-outstanding OP Units held by limited partners was $236.5 million and $119.1 million as of December 31, 2011 and 2010, respectively, based on the value of UDR’s common stock at each period end. A limited partner has no right to receive any distributions from the Operating Partnership on or after the date of redemption of its OP Units.

Class A Limited Partnership Units

Class A Partnership units have a cumulative, annual, non-compounded preferred return, which is equal to 8% based on a value of $16.61 per Class A Partnership unit.

Holders of the Class A Partnership Units exclusively possess certain voting rights. The Operating Partnership may not do the following without approval of the holders of the Class A Partnership Units: (i) increase the authorized or issued amount of Class A Partnership Units, (ii) reclassify any other partnership interest into Class A Partnership Units, (iii) create, authorize or issue any obligations or security convertible into or the right to purchase any Class Partnership units, without the approval of the holders of the Class A Partnership Units, (iv) enter into a merger or acquisition, or (v) amend or modify the Agreement of Limited Partnership of the Operating Partnership in a manner that adversely affects the relative rights, preferences or privileges of the Class A Partnership Units.

Allocation of profits and losses

Profit of the Operating Partnership is allocated in the following order: (i) to the General Partner and the Limited Partners in proportion to and up to the amount of cash distributions made during the year, and (ii) to the General Partner and Limited Partners in accordance with their percentage interests. Losses and depreciation and amortization expenses, non-recourse liabilities are allocated to the General Partner and Limited Partners in accordance with their percentage interests. Losses allocated to the Limited Partners are capped to the extent that such an allocation would not cause a deficit in the Limited Partners capital account. Such losses are, therefore, allocated to the General Partner. If any Partner’s capital balance were to fall into a deficit any income and gains are allocated to each Partner sufficient to eliminate its negative capital balance.

Out-Performance Programs

Series A Out-Performance Program

In May 2001, the Board of Directors of UDR approved the Series A Out-Performance Program (the “Series A Program”) pursuant to which certain executive officers and other key officers of UDR (the “Participants”) were given the opportunity to invest indirectly in UDR by purchasing interests in a limited liability company (the “Series A LLC”), the only asset of which is a special class of partnership units of the Operating Partnership (“Series A Out-Performance Partnership Shares” or “Series A OPPSs”), for an initial investment of $1.27 million (the full market value of the Series A OPPS, at inception, as determined by an independent investment banking firm). The Series A Program measured the cumulative total return on UDR’s common stock over a 28-month period beginning February 2001 and ending May 31, 2003.

The Series A Program was designed to provide participants with the possibility of substantial returns on their investment if the cumulative total return on UDR’s common stock, measured by the cumulative amount of dividends paid plus share price appreciation during the measurement period, exceeded the greater of (a) the cumulative total return of the Morgan Stanley REIT Index over the same period; and (b) is at least the equivalent of a 30% total return, or 12% annualized.

At the conclusion of the measurement period on May 31, 2003, UDR’s total return satisfied these criteria. As a result, the Series A LLC as holder of the Series A OPPSs received distributions and allocations of income and loss from the Operating Partnership equal to the distributions and allocations that were received on 1,853,204 OP Units, which distributions and allocations were distributed to the participants on a pro rata basis based on the ownership of the Series A LLC.

Series E Out-Performance Program

In February 2007, the Board of Directors of UDR approved the Series E Out-Performance Program (the “Series E Program”) pursuant to which certain executive officers of UDR (the “Series E Participants”) were given the opportunity to invest indirectly in UDR by purchasing interests in UDR Out-Performance V, LLC, a Delaware limited liability company (the “Series E LLC”), the only asset of which is a special class of partnership units of the Operating Partnership (“Series E Out-Performance Partnership Shares” or “Series E OPPSs”). The Series E Program was part of the New Out-Performance Program approved by UDR’s stockholders in May 2005. The Series E LLC agreed to sell 805,000 membership units to certain members of UDR’s senior management at a price of $1.00 per unit. The aggregate purchase price of $805,000 for the Series E OPPSs, assuming 100% participation, was based upon the advice of an independent valuation expert. The Series E Program measured the cumulative total return on our common stock over the 36-month period beginning January 1, 2007 and ending December 31, 2009.

The Series E Program was designed to provide participants with the possibility of substantial returns on their investment if the cumulative total return on UDR’s common stock, as measured by the cumulative amount of dividends paid plus share price appreciation during the measurement period was at least the equivalent of a 36% total return, or 12% annualized (“Minimum Return”).

At the conclusion of the measurement period, if UDR’s cumulative total return satisfied these criteria, the Series E LLC as holder of the Series E OPPSs would receive (for the indirect benefit of the Series E Participants as holders of interests in the Series E LLC) distributions and allocations of income and loss from the Operating Partnership equal to the distributions and allocations that would have been received on the number of OP Units obtained by:

i.	determining the amount by which the cumulative total return of UDR’s common stock over the measurement period exceeds the Minimum Return (such excess being the “Excess Return”);

ii.	multiplying 2% of the Excess Return by UDR’s market capitalization (defined as the average number of shares outstanding over the 36-month period, including common stock, OP Units, common stock equivalents and OP Units); and

iii.	dividing the number obtained in (ii) by the market value of one share of UDR’s common stock on the valuation date, computed as the volume-weighted average price per day of the common stock for the 20 trading days immediately preceding the valuation date.

For the Series E OPPSs, the number determined pursuant to clause (ii) above was capped at 0.5% of market capitalization.

If, on the valuation date, the cumulative total return of UDR’s common stock did not meet the Minimum Return, then the Series E Participants would forfeit their entire initial investment.

At the conclusion of the measurement period, December 31, 2009, the total cumulative return on UDR’s common stock did not meet the minimum return threshold. As a result, there were no payouts under the Series E OPPSs program and the investment made by the holders of the Series E OPPSs was forfeited.

The following table shows OP Unit activity and OP units outstanding during the three years ended December 31, 2011:

			UDR, Inc.
	Class A Limited	Limited	Limited	General
	Partner	Partners	Partner	Partner	Total
Ending balance at December 31, 2008	1,617,815	5,705,964	158,736,998	102,410	166,163,187
Issuance of units through Special Dividend	133,856	485,986	13,117,906	8,473	13,746,221
OP redemptions for UDR stock	—	(1,957,029)	1,957,029	—	—

Ending balance at December 31, 2009	1,751,671	4,234,921	173,811,933	110,883	179,909,408

OP redemptions for UDR cash	—	(19,076)	19,076	—	—
OP redemptions for UDR stock	—	(905,548)	905,548	—	—

Ending balance at December 31, 2010	1,751,671	3,310,297	174,736,557	110,883	179,909,408

OP Units issued for acquisitions of real estate	—	4,371,845	—	—	4,371,845
OP redemptions for UDR stock	—	(12,511)	12,511	—	—

Ending balance at December 31, 2011	1,751,671	7,669,631	174,749,068	110,883	184,281,253